UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 8, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
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                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company announced today that Scott Moore, Chief Financial Officer, will not be renewing his employment contract which expires at the end of April 2005. Mr. Moore has decided to open his own professional services firm with another partner. He has agreed to provide consulting services to eAutoclaims subsequent to April in order to ensure a smooth transition to the next Chief Financial Officer. The Company would like to sincerely thank Scott for his many contributions to eAutoclaims and wish him well in his future endeavors.

The Company also announced the current Controller, Larry Colton, will serve as the new Chief Financial Officer of eAutoclaims. Mr. Colton has been the Controller of eAutoclaims for more than four years and has played a significant role in the preparations and execution of all of the Company's SEC required filings. The smooth transition is assured given Mr. Colton's involvement in the daily financial activities of the Company and his past experience. Prior to joining eAutoclaims, Mr. Colton served as CFO of two privately held companies and holds a Master's Degree with a concentration in Finance from the Northern Illinois University.

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 8, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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